Exhibit 99.3

Citizens Financial Group, Inc. Financial Supplement Second Quarter 2017

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets and Annualized Yields	8

Segment Financial Highlights	10

Credit-Related Information:
Credit Exposure	17
Nonperforming Assets	18
Charge-offs, Recoveries and Related Ratios	19
Summary of Changes in the Allowances	21
Allowance Components	21

Capital and Ratios	22

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations	23

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,396	$1,384	$1,363	$1,380	$1,278	$12	1%	$118	9%	$2,780	$2,512	$268	11%
Noninterest expense	864	854	847	867	827	10	1	37	4	1,718	1,638	80	5

Profit before provision for credit losses	532	530	516	513	451	2	–	81	18	1,062	874	188	22
Provision for credit losses	70	96	102	86	90	(26)	(27)	(20)	(22)	166	181	(15)	(8)
NET INCOME	318	320	282	297	243	(2)	(1)	75	31	638	466	172	37
Net income, Adjusted[1]	318	320	282	278	243	(2)	(1)	75	31	638	466	172	37
Net income available to common stockholders	318	313	282	290	243	5	2	75	31	631	459	172	37
Net income available to common stockholders, Adjusted[1]	318	313	282	271	243	5	2	75	31	631	459	172	37
PER COMMON SHARE DATA
Basic earnings	$0.63	$0.61	$0.55	$0.56	$0.46	$0.02	3%	$0.17	37%	$1.24	$0.87	$0.37	43%
Diluted earnings	0.63	0.61	0.55	0.56	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Basic earnings, Adjusted[1]	0.63	0.61	0.55	0.52	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Diluted earnings, Adjusted[1]	0.63	0.61	0.55	0.52	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Cash dividends declared and paid per common share	0.14	0.14	0.12	0.12	0.12	–	–	0.02	17	0.28	0.22	0.06	27
Book value per common share	39.17	38.47	38.09	38.47	37.76	0.70	2	1.41	4	39.17	37.76	1.41	4
Tangible book value per common share	26.61	26.02	25.69	26.20	25.72	0.59	2	0.89	3	26.61	25.72	0.89	3
Dividend payout ratio	22%	23%	22%	22%	26%	(100) bps		(400) bps		23%	25%	(200) bps
COMMON SHARES OUTSTANDING
Average: Basic	506,371,846	509,451,450	512,015,920	519,458,976	528,968,330	(3,079,604)	(1%)	(22,596,484)	(4%)	507,903,141	528,519,489	(20,616,348)	(4%)
Diluted	507,414,122	511,348,200	513,897,085	521,122,466	530,365,203	(3,934,078)	(1)	(22,951,081)	(4)	509,362,055	530,396,871	(21,034,816)	(4)
Common shares at period-end	505,880,851	509,515,646	511,954,871	518,148,345	529,094,976	(3,634,795)	(1)	(23,214,125)	(4)	505,880,851	529,094,976	(23,214,125)	(4)
SHARE PRICE
High	$38.01	$39.75	$36.56	$25.11	$24.24	($1.74)	(4%)	$13.77	57%	$39.75	$25.99	$13.76	53%
Low	33.13	32.99	24.22	18.58	18.34	0.14	–	14.79	81	32.99	18.04	14.95	83
Close	35.68	34.55	35.63	24.71	19.98	1.13	3	15.70	79	35.68	19.98	15.70	79
Market capitalization	18,050	17,604	18,241	12,803	10,571	446	3	7,479	71	18,050	10,571	7,479	71
SEGMENT NET INCOME
Consumer Banking	$118	$95	$92	$92	$90	$23	24%	$28	31%	$213	$161	$52	32%
Commercial Banking	187	180	172	162	164	7	4	23	14	367	297	70	24
Other	13	45	18	43	(11)	(32)	(71)	24	218	58	8	50	NM

NET INCOME	$318	$320	$282	$297	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
FINANCIAL RATIOS
Net interest margin	2.97%	2.96%	2.90%	2.84%	2.84%	1 bps		13 bps		2.97%	2.85%	12 bps
Return on average common equity	6.48	6.52	5.70	5.82	4.94	(4) bps		154 bps		6.50	4.70	180 bps
Return on average common equity, Adjusted[1]	6.48	6.52	5.70	5.44	4.94	(4) bps		154 bps		6.50	4.70	180 bps
Return on average tangible common equity	9.57	9.68	8.43	8.58	7.30	(11) bps		227 bps		9.62	6.96	266 bps
Return on average tangible common equity, Adjusted[1]	9.57	9.68	8.43	8.02	7.30	(11) bps		227 bps		9.62	6.96	266 bps
Return on average total assets	0.85	0.87	0.76	0.82	0.69	(2) bps		16 bps		0.86	0.67	19 bps
Return on average total assets, Adjusted[1]	0.85	0.87	0.76	0.77	0.69	(2) bps		16 bps		0.86	0.67	19 bps
Return on average total tangible assets	0.89	0.91	0.79	0.86	0.72	(2) bps		17 bps		0.90	0.70	20 bps
Return on average total tangible assets, Adjusted[1]	0.89	0.91	0.79	0.80	0.72	(2) bps		17 bps		0.90	0.70	20 bps
Effective income tax rate	31.13	26.36	31.90	30.46	32.61	477 bps		(148) bps		28.82	32.73	(391) bps
Efficiency ratio	61.94	61.68	62.18	62.88	64.71	26 bps		(277) bps		61.81	65.18	(337) bps
Efficiency ratio, Adjusted[1]	61.94	61.68	62.18	63.31	64.71	26 bps		(277) bps		61.81	65.18	(337) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.2%	11.2%	11.2%	11.3%	11.5%
Tier 1 capital ratio	11.4	11.4	11.4	11.5	11.7
Total capital ratio	14.0	14.0	14.0	14.2	14.9
Tier 1 leverage ratio	9.9	9.9	9.9	10.1	10.3
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$151,407	$150,285	$149,520	$147,015	$145,183	$1,122	1%	$6,224	4%	$151,407	$145,183	$6,224	4%
Loans and leases:
Commercial	51,888	51,892	51,651	50,389	49,557	(4)	–	2,331	5	51,888	49,557	2,331	5
Retail	57,158	56,219	56,018	55,078	53,994	939	2	3,164	6	57,158	53,994	3,164	6

Total loans and leases	109,046	108,111	107,669	105,467	103,551	935	1	5,495	5	109,046	103,551	5,495	5
Deposits	113,613	112,112	109,804	108,327	106,257	1,501	1	7,356	7	113,613	106,257	7,356	7
Long-term borrowed funds	13,154	11,780	12,790	11,902	11,810	1,374	12	1,344	11	13,154	11,810	1,344	11
Total stockholders’ equity	20,064	19,847	19,747	20,181	20,226	217	1	(162)	(1)	20,064	20,226	(162)	(1)
Loans-to-deposits ratio (period-end balances)[3]	96.60%	97.03%	98.62%	97.85%	98.25%	(43) bps		(165) bps		96.60%	98.25%	(165) bps
Loans-to-deposits ratio (average balances)[3]	99.08	98.81	98.14	98.06	99.52	27 bps		(44) bps		98.95	99.10	(15) bps
Full-time equivalent colleagues	17,738	17,515	17,639	17,625	17,828	223	1	(90)	(1)	17,738	17,828	(90)	(1)

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

2 U.S. Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the U.S. Basel III standardized transitional approach. U.S. Basel III ratios assume that certain definitions impacting qualifying U.S. Basel III capital will phase in through 2019.

3 Includes loans and leases held for sale.

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$1,040	$992	$963	$926	$896	$48	5%	$144	16%	$2,032	$1,764	$268	15%
Interest and fees on loans held for sale	4	4	5	4	3	–	–	1	33	8	6	2	33
Interest and fees on other loans held for sale	2	1	–	1	4	1	100	(2)	(50)	3	5	(2)	(40)
Investment securities	154	160	152	146	141	(6)	(4)	13	9	314	286	28	10
Interest-bearing deposits in banks	5	3	2	2	2	2	67	3	150	8	4	4	100

Total interest income	1,205	1,160	1,122	1,079	1,046	45	4	159	15	2,365	2,065	300	15

INTEREST EXPENSE:
Deposits	102	86	76	71	63	16	19	39	62	188	123	65	53
Federal funds purchased and securities sold under agreements to repurchase	–	1	–	1	–	(1)	(100)	–	–	1	1	–	–
Other short-term borrowed funds	7	8	7	10	12	(1)	(13)	(5)	(42)	15	23	(8)	(35)
Long-term borrowed funds	70	60	53	52	48	10	17	22	46	130	91	39	43

Total interest expense	179	155	136	134	123	24	15	56	46	334	238	96	40

Net interest income	1,026	1,005	986	945	923	21	2	103	11	2,031	1,827	204	11

NONINTEREST INCOME:
Service charges and fees	129	125	132	134	130	4	3	(1)	(1)	254	256	(2)	(1)
Card fees	59	60	50	52	51	(1)	(2)	8	16	119	101	18	18
Capital markets fees	51	48	37	36	38	3	6	13	34	99	63	36	57
Trust and investment services fees	39	39	34	37	38	–	–	1	3	78	75	3	4
Letter of credit and loan fees	31	29	29	28	28	2	7	3	11	60	55	5	9
Foreign exchange and interest rate products	26	27	31	28	26	(1)	(4)	–	–	53	44	9	20
Mortgage banking fees	30	23	36	33	25	7	30	5	20	53	43	10	23
Securities gains, net	3	4	3	–	4	(1)	(25)	(1)	(25)	7	13	(6)	(46)
Other income	2	24	25	87	15	(22)	(92)	(13)	(87)	26	35	(9)	(26)

Total noninterest income	370	379	377	435	355	(9)	(2)	15	4	749	685	64	9

TOTAL REVENUE	1,396	1,384	1,363	1,380	1,278	12	1	118	9	2,780	2,512	268	11
Provision for credit losses	70	96	102	86	90	(26)	(27)	(20)	(22)	166	181	(15)	(8)
NONINTEREST EXPENSE:
Salaries and employee benefits	432	444	420	432	432	(12)	(3)	–	–	876	857	19	2
Outside services	96	91	98	102	86	5	5	10	12	187	177	10	6
Occupancy	79	82	77	78	76	(3)	(4)	3	4	161	152	9	6
Equipment expense	64	67	69	65	64	(3)	(4)	–	–	131	129	2	2
Amortization of software	45	44	44	46	41	1	2	4	10	89	80	9	11
Other operating expense	148	126	139	144	128	22	17	20	16	274	243	31	13

Total noninterest expense	864	854	847	867	827	10	1	37	4	1,718	1,638	80	5

Income before income tax expense	462	434	414	427	361	28	6	101	28	896	693	203	29
Income tax expense	144	114	132	130	118	30	26	26	22	258	227	31	14

NET INCOME	$318	$320	$282	$297	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%

Net income, Adjusted[1]	$318	$320	$282	$278	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%

Net income available to common stockholders	$318	$313	$282	$290	$243	$5	2%	$75	31%	$631	$459	$172	37%

Net income available to common stockholders, Adjusted[1]	$318	$313	$282	$271	$243	$5	2%	$75	31%	$631	$459	$172	37%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD END BALANCES	AS OF					JUNE 30, 2017 CHANGE
	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	March 31, 2017		June 30, 2016
						$	%	$	%
ASSETS:
Cash and due from banks	$904	$882	$955	$915	$976	$22	2%	($72)	(7%)
Interest-bearing cash and due from banks	3,263	3,111	2,749	2,000	2,679	152	5	584	22
Interest-bearing deposits in banks	433	351	439	720	727	82	23	(294)	(40)
Securities available for sale, at fair value	19,257	19,964	19,501	19,425	18,479	(707)	(4)	778	4
Securities held to maturity	4,967	4,992	5,071	5,289	4,973	(25)	(1)	(6)	–
Other investment securities, at fair value	97	101	96	113	73	(4)	(4)	24	33
Other investment securities, at cost	794	939	942	877	873	(145)	(15)	(79)	(9)
Loans held for sale, at fair value	520	448	583	526	478	72	16	42	9
Other loans held for sale	187	221	42	–	372	(34)	(15)	(185)	(50)
Loans and leases	109,046	108,111	107,669	105,467	103,551	935	1	5,495	5
Less: Allowance for loan and lease losses	(1,219)	(1,224)	(1,236)	(1,240)	(1,246)	5	–	27	2

Net loans and leases	107,827	106,887	106,433	104,227	102,305	940	1	5,522	5
Derivative assets[1]	408	357	627	1,102	1,312	51	14	(904)	(69)
Premises and equipment	600	582	601	540	551	18	3	49	9
Bank-owned life insurance	1,636	1,623	1,612	1,600	1,587	13	1	49	3
Goodwill	6,887	6,876	6,876	6,876	6,876	11	–	11	–
Due from broker	530	–	–	–	132	530	100	398	NM
Other assets	3,097	2,951	2,993	2,805	2,790	146	5	307	11

TOTAL ASSETS	$151,407	$150,285	$149,520	$147,015	$145,183	$1,122	1%	$6,224	4%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,814	$27,713	$28,472	$27,292	$27,108	$101	–%	$706	3%
Interest-bearing	85,799	84,399	81,332	81,035	79,149	1,400	2	6,650	8

Total deposits	113,613	112,112	109,804	108,327	106,257	1,501	1	7,356	7
Federal funds purchased and securities sold under agreements to repurchase	429	1,093	1,148	900	717	(664)	(61)	(288)	(40)
Other short-term borrowed funds	2,004	2,762	3,211	2,512	2,770	(758)	(27)	(766)	(28)
Derivative liabilities[1]	159	320	659	840	1,010	(161)	(50)	(851)	(84)
Deferred taxes, net	740	744	714	994	961	(4)	(1)	(221)	(23)
Long-term borrowed funds	13,154	11,780	12,790	11,902	11,810	1,374	12	1,344	11
Due to broker	–	–	–	–	86	–	–	(86)	(100)
Other liabilities	1,244	1,627	1,447	1,359	1,346	(383)	(24)	(102)	(8)

TOTAL LIABILITIES	131,343	130,438	129,773	126,834	124,957	905	1	6,386	5
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	247	–	–	–	–
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	–	–	–	–
Additional paid-in capital	18,761	18,751	18,722	18,740	18,735	10	–	26	–
Retained earnings	3,191	2,944	2,703	2,483	2,255	247	8	936	42
Treasury stock, at cost	(1,548)	(1,418)	(1,263)	(1,108)	(858)	(130)	(9)	(690)	(80)
Accumulated other comprehensive loss	(593)	(683)	(668)	(187)	(159)	90	13	(434)	NM

TOTAL STOCKHOLDERS’ EQUITY	20,064	19,847	19,747	20,181	20,226	217	1	(162)	(1)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$151,407	$150,285	$149,520	$147,015	$145,183	$1,122	1%	$6,224	4%

Memo: Total tangible common equity	$13,463	$13,258	$13,154	$13,576	$13,608	$205	2%	($145)	(1%)

1 2017 balances reflect reductions as a result of changes in the treatment of variation margin on centrally cleared derivatives.

LOANS AND DEPOSITS

(in millions)

PERIOD END BALANCES	AS OF					JUNE 30, 2017 CHANGE
	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2017		Jun 30, 2016
						$	%	$	%
LOANS AND LEASES:
Commercial	$37,329	$37,369	$37,274	$36,449	$35,927	($40)	–%	$1,402	4%
Commercial real estate	11,213	10,915	10,624	10,152	9,825	298	3	1,388	14
Leases	3,346	3,608	3,753	3,788	3,805	(262)	(7)	(459)	(12)

Total commercial	51,888	51,892	51,651	50,389	49,557	(4)	–	2,331	5

Residential mortgages	16,082	15,389	15,115	14,602	13,855	693	5	2,227	16
Home equity loans	1,606	1,730	1,858	2,027	2,177	(124)	(7)	(571)	(26)
Home equity lines of credit	13,696	13,812	14,100	14,271	14,418	(116)	(1)	(722)	(5)
Home equity loans serviced by others[1]	647	698	750	796	860	(51)	(7)	(213)	(25)
Home equity lines of credit serviced by others[1]	182	201	219	238	273	(19)	(9)	(91)	(33)
Automobile	13,449	13,636	13,938	14,063	14,075	(187)	(1)	(626)	(4)
Education[2]	7,720	7,242	6,610	5,997	5,516	478	7	2,204	40
Credit card	1,711	1,650	1,691	1,644	1,613	61	4	98	6
Other retail	2,065	1,861	1,737	1,440	1,207	204	11	858	71

Total retail	57,158	56,219	56,018	55,078	53,994	939	2	3,164	6

Total loans and leases	$109,046	$108,111	$107,669	$105,467	$103,551	$935	1%	$5,495	5%

Loans held for sale	$520	$448	$583	$526	$478	$72	16%	$42	9%
Other loans held for sale[3]	187	221	42	–	372	(34)	(15)	(185)	(50)

Loans and loans held for sale	$109,753	$108,780	$108,294	$105,993	$104,401	$973	1%	$5,352	5%

DEPOSITS:
Demand	$27,814	$27,713	$28,472	$27,292	$27,108	$101	–%	$706	3%
Checking with interest	22,497	21,913	20,714	20,573	19,838	584	3	2,659	13
Regular savings	9,542	9,441	8,964	8,797	8,841	101	1	701	8
Money market accounts	38,275	37,833	38,176	38,258	37,503	442	1	772	2
Term deposits	15,485	15,212	13,478	13,407	12,967	273	2	2,518	19

Total deposits	$113,613	$112,112	$109,804	$108,327	$106,257	$1,501	1%	$7,356	7%

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed to “education” loans.

3 During the third quarter of 2016 we sold a $310 million TDR loan portfolio, which was previously reported in other loans held for sale.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
AVERAGE BALANCES						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$2,081	$1,965	$1,979	$2,121	$1,948	$116	6%	$133	7%	$2,023	$1,811	$212	12%

Taxable investment securities	25,732	25,789	25,680	24,961	24,050	(57)	–	1,682	7	25,760	23,957	1,803	8
Non-taxable investment securities	7	7	8	8	9	–	–	(2)	(22)	8	9	(1)	(11)

Total investment securities	25,739	25,796	25,688	24,969	24,059	(57)	–	1,680	7	25,768	23,966	1,802	8

Investment securities and interest-bearing deposits	27,820	27,761	27,667	27,090	26,007	59	–	1,813	7	27,791	25,777	2,014	8

Commercial	37,846	37,517	36,965	35,986	35,622	329	1	2,224	6	37,682	34,820	2,862	8
Commercial real estate	11,086	10,821	10,294	9,905	9,649	265	2	1,437	15	10,955	9,379	1,576	17
Leases	3,557	3,696	3,773	3,813	3,863	(139)	(4)	(306)	(8)	3,626	3,890	(264)	(7)

Total commercial	52,489	52,034	51,032	49,704	49,134	455	1	3,355	7	52,263	48,089	4,174	9

Residential mortgages	15,646	15,285	14,896	14,155	13,491	361	2	2,155	16	15,466	13,478	1,988	15
Home equity loans	1,668	1,793	1,934	2,088	2,231	(125)	(7)	(563)	(25)	1,730	2,351	(621)	(26)
Home equity lines of credit	13,765	13,955	14,188	14,314	14,477	(190)	(1)	(712)	(5)	13,860	14,554	(694)	(5)
Home equity loans serviced by others[1]	668	719	774	837	899	(51)	(7)	(231)	(26)	693	929	(236)	(25)
Home equity lines of credit serviced by others[1]	188	207	228	256	299	(19)	(9)	(111)	(37)	198	320	(122)	(38)
Automobile	13,574	13,772	13,994	14,053	13,972	(198)	(1)	(398)	(3)	13,672	13,882	(210)	(2)
Education[2]	7,490	6,837	6,215	5,750	5,407	653	10	2,083	39	7,165	5,130	2,035	40
Credit cards	1,693	1,665	1,654	1,623	1,600	28	2	93	6	1,679	1,600	79	5
Other retail	1,959	1,798	1,619	1,256	1,167	161	9	792	68	1,880	1,137	743	65

Total retail	56,651	56,031	55,502	54,332	53,543	620	1	3,108	6	56,343	53,381	2,962	6

Total loans and leases	109,140	108,065	106,534	104,036	102,677	1,075	1	6,463	6	108,606	101,470	7,136	7
Loans held for sale, at fair value	465	510	551	474	368	(45)	(9)	97	26	487	337	150	45
Other loans held for sale	162	74	6	69	440	88	119	(278)	(63)	118	245	(127)	(52)

Interest-earning assets	137,587	136,410	134,758	131,669	129,492	1,177	1	8,095	6	137,002	127,829	9,173	7
Allowance for loan and lease losses	(1,223)	(1,235)	(1,234)	(1,243)	(1,219)	12	1	(4)	–	(1,229)	(1,216)	(13)	(1)
Goodwill	6,882	6,876	6,876	6,876	6,876	6	–	6	–	6,879	6,876	3	–
Other noninterest-earning assets	6,632	6,735	6,915	7,097	7,030	(103)	(2)	(398)	(6)	6,683	6,990	(307)	(4)

TOTAL ASSETS	$149,878	$148,786	$147,315	$144,399	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	6%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$21,751	$20,699	$20,268	$19,997	$19,003	$1,052	5%	$2,748	14%	$21,228	$18,498	$2,730	15%
Money market accounts	36,912	37,874	38,397	37,597	36,187	(962)	(3)	725	2	37,390	36,206	1,184	3
Regular savings	9,458	9,110	8,826	8,779	8,762	348	4	696	8	9,285	8,578	707	8
Term deposits	15,148	14,173	13,191	12,806	12,581	975	7	2,567	20	14,663	12,390	2,273	18

Total interest-bearing deposits	83,269	81,856	80,682	79,179	76,533	1,413	2	6,736	9	82,566	75,672	6,894	9
Federal funds purchased and securities sold under agreements to repurchase[3]	808	882	1,024	910	974	(74)	(8)	(166)	(17)	845	927	(82)	(9)
Other short-term borrowed funds	2,275	2,963	3,428	2,564	3,743	(688)	(23)	(1,468)	(39)	2,617	3,421	(804)	(24)
Long-term borrowed funds	13,647	12,412	10,758	10,905	10,321	1,235	10	3,326	32	13,033	10,108	2,925	29

Total borrowed funds	16,730	16,257	15,210	14,379	15,038	473	3	1,692	11	16,495	14,456	2,039	14

Total interest-bearing liabilities	99,999	98,113	95,892	93,558	91,571	1,886	2	8,428	9	99,061	90,128	8,933	10
Total demand deposits	27,521	28,098	28,443	27,467	27,448	(577)	(2)	73	–	27,808	27,309	499	2
Other liabilities	2,452	2,868	3,088	3,317	3,145	(416)	(15)	(693)	(22)	2,659	3,128	(469)	(15)

TOTAL LIABILITIES	129,972	129,079	127,423	124,342	122,164	893	1	7,808	6	129,528	120,565	8,963	7

STOCKHOLDERS’ EQUITY	19,906	19,707	19,892	20,057	20,015	199	1	(109)	(1)	19,807	19,914	(107)	(1)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$149,878	$148,786	$147,315	$144,399	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	6%

Memo: Total average tangible common equity	$13,309	$13,115	$13,291	$13,442	$13,386	$194	1%	($77)	(1%)	$13,213	$13,277	($64)	–%

Total deposits (interest-bearing and demand)	$110,790	$109,954	$109,125	$106,646	$103,981	$836	1%	$6,809	7%	$110,374	$102,981	$7,393	7%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
AVERAGE ANNUALIZED YIELDS AND RATES	2Q17		1Q17		4Q16		3Q16		2Q16		2017		2016
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.88%	$5	0.63%	$3	0.43%	$2	0.41%	$2	0.39%	$2	0.76%	$8	0.40%	$4

Taxable investment securities	2.39	154	2.48	160	2.36	152	2.34	146	2.35	141	2.44	314	2.39	286
Non-taxable investment securities	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–

Total investment securities	2.39	154	2.48	160	2.36	152	2.34	146	2.35	141	2.44	314	2.39	286

Investment securities and interest-bearing deposits		159		163		154		148		143		322		290

Commercial	3.40	326	3.33	312	3.22	304	3.14	290	3.09	278	3.36	638	3.08	542
Commercial real estate	3.47	97	3.21	87	2.98	78	2.82	71	2.74	67	3.34	184	2.71	129
Leases	2.50	22	2.47	23	2.32	22	2.43	23	2.45	24	2.49	45	2.45	48

Total commercial	3.35	445	3.24	422	3.11	404	3.02	384	2.97	369	3.30	867	2.96	719

Residential mortgages	3.57	140	3.55	136	3.46	129	3.59	127	3.61	122	3.56	276	3.68	248
Home equity loans	5.74	24	5.66	25	5.66	28	5.75	30	5.64	31	5.70	49	5.57	65
Home equity lines of credit	3.68	126	3.43	118	3.21	114	3.20	115	3.18	115	3.55	244	3.15	228
Home equity loans serviced by others[1]	7.12	11	7.02	13	7.18	13	7.24	16	7.11	16	7.07	24	7.02	33
Home equity lines of credit serviced by others[1]	4.24	2	3.75	2	3.17	2	2.47	2	2.02	1	3.98	4	2.11	3
Automobile	3.23	110	3.16	107	3.03	107	2.96	104	2.95	103	3.20	217	2.89	200
Education[2]	5.26	98	5.23	88	5.11	80	5.10	73	5.07	69	5.25	186	5.05	129
Credit cards	10.71	45	11.16	46	11.14	46	11.24	46	11.18	44	10.93	91	11.24	89
Other retail	8.01	39	7.94	35	9.70	40	9.39	29	8.94	26	7.98	74	8.80	50

Total retail	4.21	595	4.11	570	4.01	559	3.98	542	3.95	527	4.16	1,165	3.93	1,045

Total loans and leases	3.80	1,040	3.69	992	3.58	963	3.52	926	3.48	896	3.75	2,032	3.47	1,764
Loans held for sale	3.60	4	3.31	4	3.29	5	3.35	4	3.41	3	3.45	8	3.54	6
Other loans held for sale	5.51	2	6.62	1	6.24	–	6.41	1	4.00	4	5.86	3	4.26	5

Total interest-earning assets	3.49	1,205	3.42	1,160	3.30	1,122	3.25	1,079	3.22	1,046	3.46	2,365	3.23	2,065
INTEREST-BEARING LIABILITIES:
Checking with interest	0.36	20	0.26	13	0.21	10	0.20	9	0.16	8	0.31	33	0.15	15
Money market accounts	0.49	45	0.44	41	0.39	39	0.38	35	0.35	31	0.46	86	0.33	59
Regular savings	0.04	1	0.04	1	0.04	–	0.05	2	0.04	1	0.04	2	0.04	2
Term deposits	0.97	36	0.89	31	0.82	27	0.76	25	0.74	23	0.93	67	0.77	47

Total interest-bearing deposits	0.49	102	0.43	86	0.38	76	0.36	71	0.33	63	0.46	188	0.33	123
Federal funds purchased and securities sold under agreements to repurchase[3]	0.37	–	0.24	1	0.23	–	0.24	1	0.19	–	0.30	1	0.21	1
Other short-term borrowed funds	1.23	7	1.05	8	0.81	7	1.54	10	1.25	12	1.13	15	1.32	23
Long-term borrowed funds	2.05	70	1.94	60	1.94	53	1.89	52	1.87	48	2.00	130	1.81	91

Total borrowed funds	1.86	77	1.68	69	1.57	60	1.72	63	1.60	60	1.77	146	1.59	115

Total interest-bearing liabilities	0.72	179	0.64	155	0.57	136	0.57	134	0.54	123	0.68	334	1.53	238
INTEREST RATE SPREAD	2.77%		2.78%		2.73%		2.68%		2.68%		2.78%		2.70%
NET INTEREST MARGIN	2.97		2.96		2.90		2.84		2.84		2.97		2.85
Memo Total deposit costs	0.37	102	0.32	86	0.28	76	0.27	71	0.24	63	0.34	188	0.24	123

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	SECOND QUARTER 2017				FIRST QUARTER 2017				CHANGE
									2Q17 from 1Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$657	$344	$25	$1,026	$638	$346	$21	$1,005	$21	2%
Noninterest income	229	130	11	370	220	134	25	379	(9)	(2)

Total revenue	886	474	36	1,396	858	480	46	1,384	12	1
Noninterest expense	644	192	28	864	647	190	17	854	10	1

Profit before provision for credit losses	242	282	8	532	211	290	29	530	2	–
Provision for credit losses	60	1	9	70	64	19	13	96	(26)	(27)

Income (loss) before income tax expense (benefit)	182	281	(1)	462	147	271	16	434	28	6
Income tax expense (benefit)	64	94	(14)	144	52	91	(29)	114	30	26

Net income	$118	$187	$13	$318	$95	$180	$45	$320	($2)	(1%)

Average Balances
Total assets	$59,244	$49,731	$40,903	$149,878	$58,660	$49,243	$40,883	$148,786	$1,092	1%
Total loans and leases[2]	57,922	48,772	3,073	109,767	57,309	48,154	3,186	108,649	1,118	1
Deposits	75,107	28,744	6,939	110,790	74,133	28,973	6,848	109,954	836	1
Interest-earning assets	57,973	48,923	30,691	137,587	57,361	48,283	30,766	136,410	1,177	1
Key Metrics
Net interest margin	4.54%	2.82%	NM	2.97%	4.51%	2.91%	NM	2.96%	1 bps
Efficiency ratio	72.64	40.48	NM	61.94	75.41	39.80	NM	61.68	26 bps
Loans-to-deposits ratio (period-end balances)[2]	77.16	158.39	NM	96.60	75.66	165.09	NM	97.03	(43) bps
Loans-to-deposits ratio (average balances)[2]	77.12	169.68	NM	99.08	77.31	166.20	NM	98.81	27 bps
Return on average total tangible assets	0.80	1.51	NM	0.89	0.66	1.48	NM	0.91	(2) bps
Return on average tangible common equity[3]	8.57	13.37	NM	9.57	7.06	13.18	NM	9.68	(11) bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	SECOND QUARTER 2017				SECOND QUARTER 2016				CHANGE
									2Q17 from 2Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$657	$344	$25	$1,026	$602	$314	$7	$923	$103	11%
Noninterest income	229	130	11	370	219	122	14	355	15	4

Total revenue	886	474	36	1,396	821	436	21	1,278	118	9
Noninterest expense	644	192	28	864	632	186	9	827	37	4

Profit before provision for credit losses	242	282	8	532	189	250	12	451	81	18
Provision for credit losses	60	1	9	70	49	(1)	42	90	(20)	(22)

Income (loss) before income tax expense (benefit)	182	281	(1)	462	140	251	(30)	361	101	28
Income tax expense (benefit)	64	94	(14)	144	50	87	(19)	118	26	22

Net income (loss)	$118	$187	$13	$318	$90	$164	($11)	$243	$75	31%

Average Balances
Total assets	$59,244	$49,731	$40,903	$149,878	$55,660	$47,388	$39,131	$142,179	$7,699	5%
Total loans and leases[2]	57,922	48,772	3,073	109,767	54,353	46,073	3,059	103,485	6,282	6
Deposits	75,107	28,744	6,939	110,790	71,863	25,113	7,005	103,981	6,809	7
Interest-earning assets	57,973	48,923	30,691	137,587	54,400	46,170	28,922	129,492	8,095	6
Key Metrics
Net interest margin	4.54%	2.82%	NM	2.97%	4.45%	2.74%	NM	2.84%	13 bps
Efficiency ratio	72.64	40.48	NM	61.94	76.98	42.88	NM	64.71	(277) bps
Loans-to-deposits ratio (period-end balances)[2]	77.16	158.39	NM	96.60	76.05	172.65	NM	98.25	(165) bps
Loans-to-deposits ratio (average balances)[2]	77.12	169.68	NM	99.08	75.63	183.46	NM	99.52	(44) bps
Return on average total tangible assets	0.80	1.51	NM	0.89	0.65	1.39	NM	0.72	17 bps
Return on average tangible common equity[3]	8.57	13.37	NM	9.57	7.09	13.04	NM	7.30	227 bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	SIX MONTHS ENDED JUNE 30, 2017				SIX MONTHS ENDED JUNE 30, 2016				CHANGE
									2017 from 2016
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$1,295	$690	$46	$2,031	$1,183	$614	$30	$1,827	$204	11%
Noninterest income	449	264	36	749	427	221	37	685	64	9

Total revenue	1,744	954	82	2,780	1,610	835	67	2,512	268	11
Noninterest expense	1,291	382	45	1,718	1,248	373	17	1,638	80	5

Profit before provision for credit losses	453	572	37	1,062	362	462	50	874	188	22
Provision for credit losses	124	20	22	166	112	8	61	181	(15)	(8)

Income (loss) before income tax expense (benefit)	329	552	15	896	250	454	(11)	693	203	29
Income tax expense (benefit)	116	185	(43)	258	89	157	(19)	227	31	14

Net income	$213	$367	$58	$638	$161	$297	$8	$466	$172	37%

Average Balances
Total assets	$58,954	$49,488	$40,893	$149,335	$55,388	$46,346	$38,745	$140,479	$8,856	6%
Total loans and leases[2]	57,617	48,465	3,129	109,211	54,049	44,986	3,017	102,052	7,159	7
Deposits	74,623	28,858	6,893	110,374	71,367	24,973	6,641	102,981	7,393	7
Interest-earning assets	57,668	48,605	30,729	137,002	54,097	45,078	28,654	127,829	9,173	7
Key Metrics
Net interest margin	4.53%	2.86%	NM	2.97%	4.40%	2.74%	NM	2.85%	12 bps
Efficiency ratio	74.00	40.14	NM	61.81	77.52	44.73	NM	65.18	(337) bps
Loans-to-deposits ratio (period-end balances)[2]	77.16	158.39	NM	96.60	76.05	172.65	NM	98.25	(165) bps
Loans-to-deposits ratio (average balances)[2]	77.21	167.94	NM	98.95	75.73	180.14	NM	99.10	(15) bps
Return on average total tangible assets	0.73	1.50	NM	0.90	0.58	1.29	NM	0.70	20 bps
Return on average tangible common equity[3]	7.83	13.28	NM	9.62	6.34	12.14	NM	6.96	266 bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$657	$638	$639	$621	$602	$19	3%	$55	9%	$1,295	$1,183	$112	9%
Noninterest income	229	220	227	229	219	9	4	10	5	449	427	22	5

Total revenue	886	858	866	850	821	28	3	65	8	1,744	1,610	134	8
Noninterest expense	644	647	649	650	632	(3)	–	12	2	1,291	1,248	43	3

Profit before provision for credit losses	242	211	217	200	189	31	15	53	28	453	362	91	25
Provision for credit losses	60	64	74	57	49	(4)	(6)	11	22	124	112	12	11

Income before income tax expense	182	147	143	143	140	35	24	42	30	329	250	79	32
Income tax expense	64	52	51	51	50	12	23	14	28	116	89	27	30

Net income	$118	$95	$92	$92	$90	$23	24%	$28	31%	$213	$161	$52	32%

Average Balances
Total assets	$59,244	$58,660	$58,066	$56,689	$55,660	$584	1%	$3,584	6%	$58,954	$55,388	$3,566	6%
Total loans and leases[1]	57,922	57,309	56,711	55,376	54,353	613	1	3,569	7	57,617	54,049	3,568	7
Deposits	75,107	74,133	73,124	72,141	71,863	974	1	3,244	5	74,623	71,367	3,256	5
Interest-earning assets	57,973	57,361	56,764	55,423	54,400	612	1	3,573	7	57,668	54,097	3,571	7
Key Metrics
Net interest margin	4.54%	4.51%	4.47%	4.46%	4.45%	3 bps		9 bps		4.53%	4.40%	13 bps
Efficiency ratio	72.64	75.41	74.90	76.46	76.98	(277) bps		(434) bps		74.00	77.52	(352) bps
Loans-to-deposits ratio (period-end balances)[1]	77.16	75.66	77.33	77.22	76.05	150 bps		111 bps		77.16	76.05	111 bps
Loans-to-deposits ratio (average balances)[1]	77.12	77.31	77.55	76.76	75.63	(19) bps		149 bps		77.21	75.73	148 bps
Return on average total tangible assets	0.80	0.66	0.63	0.64	0.65	14 bps		15 bps		0.73	0.58	15 bps
Return on average tangible common equity[2]	8.57	7.06	6.97	7.04	7.09	151 bps		148 bps		7.83	6.34	149 bps

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$344	$346	$347	$327	$314	($2)	(1%)	$30	10%	$690	$614	$76	12%
Noninterest income	130	134	122	123	122	(4)	(3)	8	7	264	221	43	19

Total revenue	474	480	469	450	436	(6)	(1)	38	9	954	835	119	14
Noninterest expense	192	190	187	181	186	2	1	6	3	382	373	9	2

Profit before provision for credit losses	282	290	282	269	250	(8)	(3)	32	13	572	462	110	24
Provision for credit losses	1	19	20	19	(1)	(18)	(95)	2	200	20	8	12	150

Income before income tax expense	281	271	262	250	251	10	4	30	12	552	454	98	22
Income tax expense	94	91	90	88	87	3	3	7	8	185	157	28	18

Net income	$187	$180	$172	$162	$164	$7	4%	$23	14%	$367	$297	$70	24%

Average Balances
Total assets	$49,731	$49,243	$48,024	$47,902	$47,388	$488	1%	$2,343	5%	$49,488	$46,346	$3,142	7%
Total loans and leases[1]	48,772	48,154	47,010	46,611	46,073	618	1	2,699	6	48,465	44,986	3,479	8
Deposits	28,744	28,973	29,410	27,847	25,113	(229)	(1)	3,631	14	28,858	24,973	3,885	16
Interest-earning assets	48,923	48,283	47,070	46,666	46,170	640	1	2,753	6	48,605	45,078	3,527	8
Key Metrics
Net interest margin	2.82%	2.91%	2.93%	2.79%	2.74%	(9) bps		8 bps		2.86%	2.74%	12 bps
Efficiency ratio	40.48	39.80	39.83	40.21	42.88	68 bps		(240) bps		40.14	44.73	(459) bps
Loans-to-deposits ratio (period-end balances)[1]	158.39	165.09	166.25	161.45	172.65	(670) bps		(1,426) bps		158.39	172.65	(1,426) bps
Loans-to-deposits ratio (average balances)[1]	169.68	166.20	159.84	167.38	183.46	348 bps		(1,378) bps		167.94	180.14	(1,220) bps
Return on average total tangible assets	1.51	1.48	1.42	1.35	1.39	3 bps		12 bps		1.50	1.29	21 bps
Return on average tangible common equity[2]	13.37	13.18	12.94	12.50	13.04	19 bps		33 bps		13.28	12.14	114 bps

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$25	$21	$–	($3)	$7	$4	19%	$18	NM	$46	$30	$16	53%
Noninterest income	11	25	28	83	14	(14)	(56)	(3)	(21)	36	37	(1)	(3)

Total revenue	36	46	28	80	21	(10)	(22)	15	71	82	67	15	22
Noninterest expense	28	17	11	36	9	11	65	19	211	45	17	28	165

Profit before provision for credit losses	8	29	17	44	12	(21)	(72)	(4)	(33)	37	50	(13)	(26)
Provision for credit losses	9	13	8	10	42	(4)	(31)	(33)	(79)	22	61	(39)	(64)

(Loss) income before income tax benefit	(1)	16	9	34	(30)	(17)	(106)	29	97	15	(11)	26	236
Income tax benefit	(14)	(29)	(9)	(9)	(19)	15	52	5	26	(43)	(19)	(24)	(126)

Net income (loss)	$13	$45	$18	$43	($11)	($32)	(71%)	$24	218%	$58	$8	$50	NM

Average Balances
Total assets	$40,903	$40,883	$41,225	$39,808	$39,131	$20	–%	$1,772	5%	$40,893	$38,745	$2,148	6%
Total loans and leases	3,073	3,186	3,370	2,592	3,059	(113)	(4)	14	–	3,129	3,017	112	4
Deposits	6,939	6,848	6,591	6,658	7,005	91	1	(66)	(1)	6,893	6,641	252	4
Interest-earning assets	30,691	30,766	30,924	29,580	28,922	(75)	–	1,769	6	30,729	28,654	2,075	7

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
CONSOLIDATED						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$1,026	$1,005	$986	$945	$923	$21	2%	$103	11%	$2,031	$1,827	$204	11%
Noninterest income	370	379	377	435	355	(9)	(2)	15	4	749	685	64	9

Total revenue	1,396	1,384	1,363	1,380	1,278	12	1	118	9	2,780	2,512	268	11
Noninterest expense	864	854	847	867	827	10	1	37	4	1,718	1,638	80	5

Profit before provision for credit losses	532	530	516	513	451	2	–	81	18	1,062	874	188	22
Provision for credit losses	70	96	102	86	90	(26)	(27)	(20)	(22)	166	181	(15)	(8)

Income before income tax expense	462	434	414	427	361	28	6	101	28	896	693	203	29
Income tax expense	144	114	132	130	118	30	26	26	22	258	227	31	14

Net income	$318	$320	$282	$297	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%

Average Balances
Total assets	$149,878	$148,786	$147,315	$144,399	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	6%
Total loans and leases[1]	109,767	108,649	107,091	104,579	103,485	1,118	1	6,282	6	109,211	102,052	7,159	7
Deposits	110,790	109,954	109,125	106,646	103,981	836	1	6,809	7	110,374	102,981	7,393	7
Interest-earning assets	137,587	136,410	134,758	131,669	129,492	1,177	1	8,095	6	137,002	127,829	9,173	7
Key Metrics
Net interest margin	2.97%	2.96%	2.90%	2.84%	2.84%	1 bps		13 bps		2.97%	2.85%	12 bps
Efficiency ratio	61.94	61.68	62.18	62.88	64.71	26 bps		(277) bps		61.81	65.18	(337) bps
Loans-to-deposits ratio (period-end balances)[1]	96.60	97.03	98.62	97.85	98.25	(43) bps		(165) bps		96.60	98.25	(165) bps
Loans-to-deposits ratio (average balances)[1]	99.08	98.81	98.14	98.06	99.52	27 bps		(44) bps		98.95	99.10	(15) bps
Return on average total tangible assets	0.89	0.91	0.79	0.86	0.72	(2) bps		17 bps		0.90	0.70	20 bps
Return on average tangible common equity	9.57	9.68	8.43	8.58	7.30	(11) bps		227 bps		9.62	6.96	266 bps

1 Includes loans and leases held for sale.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					JUNE 30, 2017 CHANGE
	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2017		June 30, 2016
						$	%	$	%
CREDIT EXPOSURE:
Loans and Leases:
Commercial	$37,329	$37,369	$37,274	$36,449	$35,927	($40)	–%	$1,402	4%
Commercial real estate	11,213	10,915	10,624	10,152	9,825	298	3	1,388	14
Leases	3,346	3,608	3,753	3,788	3,805	(262)	(7)	(459)	(12)

Total commercial	51,888	51,892	51,651	50,389	49,557	(4)	–	2,331	5
Residential mortgages	16,082	15,389	15,115	14,602	13,855	693	5	2,227	16
Home equity loans	1,606	1,730	1,858	2,027	2,177	(124)	(7)	(571)	(26)
Home equity lines of credit	13,696	13,812	14,100	14,271	14,418	(116)	(1)	(722)	(5)
Home equity loans serviced by others[1]	647	698	750	796	860	(51)	(7)	(213)	(25)
Home equity lines of credit serviced by others[1]	182	201	219	238	273	(19)	(9)	(91)	(33)
Automobile	13,449	13,636	13,938	14,063	14,075	(187)	(1)	(626)	(4)
Education[2]	7,720	7,242	6,610	5,997	5,516	478	7	2,204	40
Credit card	1,711	1,650	1,691	1,644	1,613	61	4	98	6
Other retail	2,065	1,861	1,737	1,440	1,207	204	11	858	71

Total retail	57,158	56,219	56,018	55,078	53,994	939	2	3,164	6

Total loans and leases	109,046	108,111	107,669	105,467	103,551	935	1	5,495	5
Derivative receivable:
Derivative receivable - commercial[3]	399	346	621	1,084	1,297	53	15	(898)	(69)
Derivative receivable - retail	9	11	6	18	15	(2)	(18)	(6)	(40)

Total derivative receivable	408	357	627	1,102	1,312	51	14	(904)	(69)

Total credit-related assets	109,454	108,468	108,296	106,569	104,863	986	1	4,591	4
Lending-related arrangements:
Undrawn commitments to extend credit - commercial	34,962	34,650	34,005	32,991	32,018	312	1	2,944	9
Financial standby letters of credit	2,053	1,912	1,892	1,980	1,946	141	7	107	5
Performance letters of credit	41	48	40	40	37	(7)	(15)	4	11
Commercial letters of credit	66	43	43	55	70	23	53	(4)	(6)
Marketing rights	42	44	44	44	46	(2)	(5)	(4)	(9)
Risk participation agreements	22	19	19	51	64	3	16	(42)	(66)

Total commercial lending-related arrangements	37,186	36,716	36,043	35,161	34,181	470	1	3,005	9
Undrawn commitments to extend credit - retail	27,026	28,160	26,867	27,134	26,604	(1,134)	(4)	422	2
Residential mortgage loans sold with recourse	8	8	8	9	9	–	–	(1)	(11)

Total retail lending-related arrangements	27,034	28,168	26,875	27,143	26,613	(1,134)	(4)	421	2

Total lending-related arrangements	64,220	64,884	62,918	62,304	60,794	(664)	(1)	3,426	6

Total credit exposure	$173,674	$173,352	$171,214	$168,873	$165,657	$322	–%	$8,017	5%

Memo: Total credit exposure by product category
Commercial exposure	$89,473	$88,954	$88,315	$86,634	$85,035	$519	1%	$4,438	5%
Retail exposure	84,201	84,398	82,899	82,239	80,622	(197)	–	3,579	4

Total credit exposure	$173,674	$173,352	$171,214	$168,873	$165,657	$322	–%	$8,017	5%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed to “education” loans.

3 2017 balances reflect reductions as a result of changes in the treatment of variation margin on centrally cleared derivatives.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					JUNE 30, 2017 CHANGE
	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2017		June 30, 2016
						$/bps	%	$/bps	%
NONPERFORMING ASSETS:
Commercial	$376	$367	$322	$334	$277	$9	2%	$99	36%
Commercial real estate	38	46	50	62	70	(8)	(17)	(32)	(46)
Leases	–	–	15	–	–	–	–	–	–

Total commercial	414	413	387	396	347	1	–	67	19
Residential mortgages	135	142	144	170	174	(7)	(5)	(39)	(22)
Home equity loans	81	89	98	105	104	(8)	(9)	(23)	(22)
Home equity lines of credit	235	238	243	249	251	(3)	(1)	(16)	(6)
Home equity loans serviced by others[1]	27	29	32	32	33	(2)	(7)	(6)	(18)
Home equity lines of credit serviced by others[1]	25	30	33	42	38	(5)	(17)	(13)	(34)
Automobile	55	52	50	55	43	3	6	12	28
Education[2]	35	38	38	38	37	(3)	(8)	(2)	(5)
Credit card	15	16	16	16	14	(1)	(6)	1	7
Other retail	3	3	4	4	3	–	–	–	–

Total retail	611	637	658	711	697	(26)	(4)	(86)	(12)

Nonperforming loans and leases	1,025	1,050	1,045	1,107	1,044	(25)	(2)	(19)	(2)

Accruing loans past due 90 days or more not included above	$24	$26	$26	$24	$26	($2)	(8)	($2)	(8)

Commercial	$–	$–	$–	$–	$1	$–	–%	($1)	(100%)
Retail	37	45	49	49	47	(8)	(18)	(10)	(21)

Other nonperforming assets	37	45	49	49	48	(8)	(18)	(11)	(23)

Nonperforming assets	$1,062	$1,095	$1,094	$1,156	$1,092	($33)	(3%)	($30)	(3%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$414	$413	$387	$396	$348	$1	–%	$66	19%
Retail	648	682	707	760	744	(34)	(5)	(96)	(13)

Nonperforming assets	$1,062	$1,095	$1,094	$1,156	$1,092	($33)	(3%)	($30)	(3%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.12%	1.13%	1.15%	1.18%	1.20%	(1) bps		(8) bps
Allowance for loan and lease losses to nonperforming loans and leases	118.98	116.60	118.32	112.03	119.27	238 bps		(29) bps
Nonperforming loans and leases to loans and leases	0.94	0.97	0.97	1.05	1.01	(3) bps		(7) bps
Nonperforming assets to total assets	0.70	0.73	0.73	0.79	0.75	(3) bps		(5) bps

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$24	$20	$19	$20	$4	$4	20%	$20	NM	$44	$17	$27	159%
Commercial real estate	–	4	1	10	3	(4)	(100)	(3)	(100)	4	3	1	33
Leases	–	–	6	3	–	–	–	–	–	–	–	–	–

Total commercial	24	24	26	33	7	–	–	17	243	48	20	28	140
Residential mortgages	3	3	6	4	5	–	–	(2)	(40)	6	11	(5)	(45)
Home equity loans	3	2	3	7	3	1	50	–	–	5	6	(1)	(17)
Home equity lines of credit	9	10	10	9	11	(1)	(10)	(2)	(18)	19	24	(5)	(21)
Home equity loans serviced by others[1]	4	5	9	9	11	(1)	(20)	(7)	(64)	9	20	(11)	(55)
Home equity lines of credit serviced by others[1]	1	3	2	3	4	(2)	(67)	(3)	(75)	4	7	(3)	(43)
Automobile	41	44	50	39	32	(3)	(7)	9	28	85	71	14	20
Education[2]	14	13	16	11	14	1	8	–	–	27	25	2	8
Credit card	15	16	15	14	15	(1)	(6)	–	–	31	29	2	7
Other retail	14	13	15	16	11	1	8	3	27	27	26	1	4

Total retail	104	109	126	112	106	(5)	(5)	(2)	(2)	213	219	(6)	(3)

Total gross charge-offs	$128	$133	$152	$145	$113	($5)	(4%)	$15	13%	$261	$239	$22	9%

GROSS RECOVERIES:
Commercial	$7	$5	$8	$5	$5	$2	40%	$2	40%	$12	$8	$4	50%
Commercial real estate	3	–	2	9	–	3	100	3	100	3	1	2	200
Leases	–	–	–	–	–	–	–	–	–	–	–	–	–

Total commercial	10	5	10	14	5	5	100	5	100	15	9	6	67
Residential mortgages	2	1	2	2	2	1	100	–	–	3	5	(2)	(40)
Home equity loans	3	3	3	10	3	–	–	–	–	6	5	1	20
Home equity lines of credit	4	4	4	7	4	–	–	–	–	8	7	1	14
Home equity loans serviced by others[1]	5	4	4	5	6	1	25	(1)	(17)	9	10	(1)	(10)
Home equity lines of credit serviced by others[1]	2	2	1	2	2	–	–	–	–	4	3	1	33
Automobile	19	18	16	15	17	1	6	2	12	37	34	3	9
Education[2]	3	4	2	3	3	(1)	(25)	–	–	7	6	1	17
Credit card	2	2	2	2	2	–	–	–	–	4	4	–	–
Other retail	3	3	4	2	4	–	–	(1)	(25)	6	8	(2)	(25)

Total retail	43	41	38	48	43	2	5	–	–	84	82	2	2

Total gross recoveries	$53	$46	$48	$62	$48	$7	15%	$5	10%	$99	$91	$8	9%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$17	$15	$11	$15	($1)	$2	13%	$18	NM	$32	$9	$23	NM
Commercial real estate	(3)	4	(1)	1	3	(7)	(175)	(6)	(200)	1	2	(1)	(50)
Leases	–	–	6	3	–	–	–	–	–	–	–	–	–

Total commercial	14	19	16	19	2	(5)	(26)	12	NM	33	11	22	200
Residential mortgages	1	2	4	2	3	(1)	(50)	(2)	(67)	3	6	(3)	(50)
Home equity loans	–	(1)	–	(3)	–	1	100	–	–	(1)	1	(2)	(200)
Home equity lines of credit	5	6	6	2	7	(1)	(17)	(2)	(29)	11	17	(6)	(35)
Home equity loans serviced by others[1]	(1)	1	5	4	5	(2)	(200)	(6)	(120)	–	10	(10)	(100)
Home equity lines of credit serviced by others[1]	(1)	1	1	1	2	(2)	(200)	(3)	(150)	–	4	(4)	(100)
Automobile	22	26	34	24	15	(4)	(15)	7	47	48	37	11	30
Education[2]	11	9	14	8	11	2	22	–	–	20	19	1	5
Credit card	13	14	13	12	13	(1)	(7)	–	–	27	25	2	8
Other retail	11	10	11	14	7	1	10	4	57	21	18	3	17

Total retail	61	68	88	64	63	(7)	(10)	(2)	(3)	129	137	(8)	(6)

Total net charge-offs (recoveries)	$75	$87	$104	$83	$65	($12)	(14%)	$10	15%	$162	$148	$14	9%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES

Commercial	0.17%	0.17%	0.13%	0.16%	(0.01)%	– bps		18 bps		0.17%	0.05%	12 bps

Commercial real estate	(0.10)	0.14	(0.08)	0.05	0.11	(24) bps		(21) bps		0.01	0.05	(4) bps

Leases	–	–	0.65	0.30	–	– bps		– bps		–	–	– bps

Total commercial	0.10	0.15	0.13	0.15	0.01	(5) bps		9 bps		0.13	0.05	8 bps

Residential mortgages	0.02	0.06	0.10	0.05	0.08	(4) bps		(6) bps		0.04	0.08	(4) bps

Home equity loans	0.07	(0.21)	(0.02)	(0.36)	0.01	28 bps		6 bps		(0.07)	0.03	(10) bps

Home equity lines of credit	0.16	0.17	0.19	0.07	0.19	(1) bps		(3) bps		0.16	0.22	(6) bps

Home equity loans serviced by others[1]	(0.58)	0.37	2.36	1.88	2.47	(95) bps		(305) bps		(0.09)	2.25	(234) bps

Home equity lines of credit serviced by others[1]	(1.87)	2.25	2.34	1.84	2.35	(412) bps		(422) bps		0.27	2.21	(194) bps

Automobile	0.65	0.77	0.96	0.69	0.41	(12) bps		24 bps		0.71	0.53	18 bps

Education[2]	0.56	0.55	0.86	0.59	0.83	1 bps		(27) bps		0.56	0.74	(18) bps

Credit card	3.20	3.36	3.15	2.84	3.19	(16) bps		1 bps		3.28	3.13	15 bps

Other retail	2.29	2.30	2.61	3.74	3.00	(1) bps		(71) bps		2.29	3.58	(129) bps

Total retail	0.44	0.49	0.63	0.47	0.48	(5) bps		(4) bps		0.47	0.51	(4) bps

Total loans and leases	0.28%	0.33%	0.39%	0.32%	0.25%	(5) bps		3 bps		0.30%	0.29%	1 bps

Memo: Average loans:

Commercial	$37,846	$37,517	$36,965	$35,986	$35,622	$329	1%	$2,224	6%	$37,682	$34,820	$2,862	8%

Commercial real estate	11,086	10,821	10,294	9,905	9,649	265	2	1,437	15	10,955	9,379	1,576	17

Leases	3,557	3,696	3,773	3,813	3,863	(139)	(4)	(306)	(8)	3,626	3,890	(264)	(7)

Total commercial	52,489	52,034	51,032	49,704	49,134	455	1	3,355	7	52,263	48,089	4,174	9

Residential mortgages	15,646	15,285	14,896	14,155	13,491	361	2	2,155	16	15,466	13,478	1,988	15

Home equity loans	1,668	1,793	1,934	2,088	2,231	(125)	(7)	(563)	(25)	1,730	2,351	(621)	(26)

Home equity lines of credit	13,765	13,955	14,188	14,314	14,477	(190)	(1)	(712)	(5)	13,860	14,554	(694)	(5)

Home equity loans serviced by others[1]	668	719	774	837	899	(51)	(7)	(231)	(26)	693	929	(236)	(25)

Home equity lines of credit serviced by others[1]	188	207	228	256	299	(19)	(9)	(111)	(37)	198	320	(122)	(38)

Automobile	13,574	13,772	13,994	14,053	13,972	(198)	(1)	(398)	(3)	13,672	13,882	(210)	(2)

Education[2]	7,490	6,837	6,215	5,750	5,407	653	10	2,083	39	7,165	5,130	2,035	40

Credit card	1,693	1,665	1,654	1,623	1,600	28	2	93	6	1,679	1,600	79	5

Other retail	1,959	1,798	1,619	1,256	1,167	161	9	792	68	1,880	1,137	743	65

Total retail	56,651	56,031	55,502	54,332	53,543	620	1	3,108	6	56,343	53,381	2,962	6

Total loans and leases	$109,140	$108,065	$106,534	$104,036	$102,677	$1,075	1%	$6,463	6%	$108,606	$101,470	$7,136	7%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,224	$1,236	$1,240	$1,246	$1,224	($12)	(1%)	$–	–%	$1,236	$1,216	$20	2%
Charge-offs:
Commercial	24	24	26	33	7	–	–	17	243	48	20	28	140
Retail	104	109	126	112	106	(5)	(5)	(2)	(2)	213	219	(6)	(3)

Total charge-offs	128	133	152	145	113	(5)	(4)	15	13	261	239	22	9
Recoveries:
Commercial	10	5	10	14	5	5	100	5	100	15	9	6	67
Retail	43	41	38	48	43	2	5	–	–	84	82	2	2

Total recoveries	53	46	48	62	48	7	15	5	10	99	91	8	9

Net charge-offs	75	87	104	83	65	(12)	(14)	10	15	162	148	14	9
Provision for loan and lease losses:
Commercial	(25)	9	24	(2)	45	(34)	NM	(70)	(156)	(16)	91	(107)	(118)
Retail	95	66	76	79	42	29	44	53	126	161	87	74	85

Total provision for loan and lease losses	70	75	100	77	87	(5)	(7)	(17)	(20)	145	178	(33)	(19)

Allowance for loan and lease losses - ending	$1,219	$1,224	$1,236	$1,240	$1,246	($5)	–%	($27)	(2%)	$1,219	$1,246	($27)	(2%)

Reserve for unfunded lending commitments - beginning	$93	$72	$70	$61	$58	$21	29%	$35	60%	$72	$58	$14	24%
Provision for unfunded lending commitments	–	21	2	9	3	(21)	(100)	(3)	(100)	21	3	18	NM

Reserve for unfunded lending commitments - ending	$93	$93	$72	$70	$61	$–	–%	$32	52%	$93	$61	$32	52%

Total allowance for credit losses - ending	$1,312	$1,317	$1,308	$1,310	$1,307	($5)	–%	$5	–%	$1,312	$1,307	$5	–%

	AS OF					JUNE 30, 2017 CHANGE
	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2017		June 30, 2016
						$	%	$	%
ALLOWANCE COMPONENTS
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$42	$64	$63	$55	$52	($22)	(34%)	($10)	(19%)
Formula-based evaluation	665	682	672	670	685	(17)	(2)	(20)	(3)

Total commercial	707	746	735	725	737	(39)	(5)	(30)	(4)
Individually evaluated	43	45	43	78	79	(2)	(4)	(36)	(46)
Formula-based evaluation	562	526	530	507	491	36	7	71	14

Total retail	605	571	573	585	570	34	6	35	6

Total allowance for credit losses	$1,312	$1,317	$1,308	$1,310	$1,307	($5)	–%	$5	–%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2017 CHANGE						2017 Change
	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2016	Mar 31, 2017		June 30, 2016		2017	2016	2016
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (PRELIMINARY):
CET1 capital	$14,057	$13,941	$13,822	$13,763	$13,768	$116	1%	$289	2%
Tier 1 capital	14,304	14,188	14,069	14,010	14,015	116	1	289	2
Total capital	17,586	17,475	17,347	17,290	17,823	111	1	(237)	(1)
Risk-weighted assets	125,774	124,881	123,857	121,612	119,492	893	1	6,282	5
Adjusted average assets[2]	144,404	143,430	141,677	138,425	136,301	974	1	8,103	6
CET1 capital ratio	11.2%	11.2%	11.2%	11.3%	11.5%
Tier 1 capital ratio	11.4	11.4	11.4	11.5	11.7
Total capital ratio	14.0	14.0	14.0	14.2	14.9
Tier 1 leverage ratio	9.9	9.9	9.9	10.1	10.3
Pro forma Basel III fully phased-in common equity tier 1 capital ratio	11.2	11.1	11.1	11.3	11.5
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$19,817	$19,600	$19,499	$19,934	$19,979	$217	1%	($162)	(1%)	$19,817	$19,979	($162)	(1%)
Less: Goodwill	6,887	6,876	6,876	6,876	6,876	11	–	11	–	6,887	6,876	11	–
Less: Other intangible assets	2	–	1	1	2	2	100	–	–	2	2	–	–
Add: Deferred tax liabilities[3]	535	534	532	519	507	1	–	28	6	535	507	28	6

Total tangible common equity	$13,463	$13,258	$13,154	$13,576	$13,608	$205	2%	($145)	(1%)	$13,463	$13,608	($145)	(1%)

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,659	$19,460	$19,645	$19,810	$19,768	$199	1%	($109)	(1%)	$19,560	$19,667	($107)	(1%)
Less: Goodwill	6,882	6,876	6,876	6,876	6,876	6	–	6	–	6,879	6,876	3	–
Less: Other intangible assets	2	–	1	1	2	2	100	–	–	1	2	(1)	(50)
Add: Deferred tax liabilities[3]	534	531	523	509	496	3	1	38	8	533	488	45	9

Total tangible common equity	$13,309	$13,115	$13,291	$13,442	$13,386	$194	1%	($77)	(1%)	$13,213	$13,277	($64)	–%

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,887	$6,876	$6,876	$6,876	$6,876	$11	–%	$11	–%	$6,887	$6,876	$11	–%
Other intangible assets	2	–	1	1	2	2	100	–	–	2	2	–	–

Total intangible assets	$6,889	$6,876	$6,877	$6,877	$6,878	$13	–%	$11	–%	$6,889	$6,878	$11	–%

1 U.S. Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the U.S. Basel III standardized transitional approach. U.S. Basel III ratios assume that certain definitions impacting qualifying U.S.Basel III capital will phase in through 2019.

2 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

3 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share ratio data)

Key Performance Metrics:

Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis).

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q17 Change						2017 Change
		2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
							$	%	$	%			$	%
Noninterest income, Adjusted:
Noninterest income (GAAP)		$370	$379	$377	$435	$355	($9)	(2%)	$15	4%	$749	$685	$64	9%
Less: Notable items		–	–	–	67	–	–	–	–	–	–	–	–	–

Noninterest income, Adjusted (non-GAAP)		$370	$379	$377	$368	$355	($9)	(2%)	$15	4%	$749	$685	$64	9%

Total revenue, Adjusted:
Total revenue (GAAP)	A	$1,396	$1,384	$1,363	$1,380	$1,278	$12	1%	$118	9%	$2,780	$2,512	$268	11%
Less: Notable items		–	–	–	67	–	–	–	–	–	–	–	–	–

Total revenue, Adjusted (non-GAAP)	B	$1,396	$1,384	$1,363	$1,313	$1,278	$12	1%	$118	9%	$2,780	$2,512	$268	11%

Noninterest expense, Adjusted:
Noninterest expense (GAAP)	C	$864	$854	$847	$867	$827	$10	1%	$37	4%	$1,718	$1,638	$80	5%
Less: Notable items		–	–	–	36	–	–	–	–	–	–	–	–	–

Noninterest expense, Adjusted (non-GAAP)	D	$864	$854	$847	$831	$827	$10	1%	$37	4%	$1,718	$1,638	$80	5%

Pre-provision profit:
Total revenue (GAAP)	A	$1,396	$1,384	$1,363	$1,380	$1,278	$12	1%	$118	9%	$2,780	$2,512	$268	11%
Noninterest expense (GAAP)	C	864	854	847	867	827	10	1	37	4	1,718	1,638	80	5

Pre-provision profit (GAAP)		$532	$530	$516	$513	$451	$2	–%	$81	18%	$1,062	$874	$188	22%

Pre-provision profit, Adjusted:
Total revenue, Adjusted (non-GAAP)	B	$1,396	$1,384	$1,363	$1,313	$1,278	$12	1%	$118	9%	$2,780	$2,512	$268	11%
Less: Noninterest expense, Adjusted (non-GAAP)	D	864	854	847	831	827	10	1	37	4	1,718	1,638	80	5

Pre-provision profit, Adjusted (non-GAAP)		$532	$530	$516	$482	$451	$2	–%	$81	18%	$1,062	$874	$188	22%

Income before income tax expense, Adjusted:
Income before income tax expense (GAAP)		$462	$434	$414	$427	$361	$28	6%	$101	28%	$896	$693	$203	29%
Less: Income before income tax expense (benefit) related to notable items		–	–	–	31	–	–	–	–	–	–	–	–	–

Income before income tax expense, Adjusted (non-GAAP)		$462	$434	$414	$396	$361	$28	6%	$101	28%	$896	$693	$203	29%

Income tax expense Adjusted:
Income tax expense (GAAP)		$144	$114	$132	$130	$118	$30	26%	$26	22%	$258	$227	$31	14%
Less: Income tax expense (benefit) related to notable items		–	–	–	12	–	–	–	–	–	–	–	–	–

Income tax expense, Adjusted (non-GAAP)		$144	$114	$132	$118	$118	$30	26%	$26	22%	$258	$227	$31	14%

Net income, Adjusted:
Net income (GAAP)	E	$318	$320	$282	$297	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%
Add: Notable items, net of income tax expense (benefit)		–	–	–	(19)	–	–	–	–	–	–	–	–	–

Net income, Adjusted (non-GAAP)	F	$318	$320	$282	$278	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%

Net income available to common stockholders, Adjusted:
Net income available to common stockholders (GAAP)	G	$318	$313	$282	$290	$243	$5	2%	$75	31%	$631	$459	$172	37%
Add: Notable items, net of income tax expense (benefit)		–	–	–	(19)	–	–	–	–	–	–	–	–	–

Net income available to common stockholders, Adjusted (non-GAAP)	H	$318	$313	$282	$271	$243	$5	2%	$75	31%	$631	$459	$172	37%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q17 Change						2017 Change
		2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,396	$1,384	$1,363	$1,380	$1,278	$12	0.87%	$118	9.23%	$2,780	$2,512	$268	10.67%
Less: Noninterest expense (GAAP)	C	864	854	847	867	827	10	1.17	37	4.47	1,718	1,638	80	4.88

Operating leverage								(0.30%)		4.76%				5.79%

Operating leverage, Adjusted:
Total revenue, Adjusted (non-GAAP)	B	$1,396	$1,384	$1,363	$1,313	$1,278	$12	0.87%	$118	9.23%	$2,780	$2,512	$268	10.67%
Less: Noninterest expense, Adjusted (non-GAAP)	D	864	854	847	831	827	10	1.17	37	4.47	1,718	1,638	80	4.88

Operating leverage, Adjusted (non-GAAP)								(0.30%)		4.76%				5.79%

Efficiency ratio and efficiency ratio, Adjusted:
Efficiency ratio	C/A	61.94%	61.68%	62.18%	62.88%	64.71%	26 bps		(277) bps		61.81%	65.18%	(337) bps
Efficiency ratio, Adjusted (non-GAAP)	D/B	61.94	61.68	62.18	63.31	64.71	26 bps		(277) bps		61.81	65.18	(337) bps
Return on average common equity and return on average common equity, Adjusted:
Average common equity (GAAP)	I	$19,659	$19,460	$19,645	$19,810	$19,768	$199	1%	($109)	(1%)	$19,560	$19,667	($107)	(1%)
Return on average common equity	G/I	6.48%	6.52%	5.70%	5.82%	4.94%	(4) bps		154 bps		6.50%	4.70%	180 bps
Return on average common equity, Adjusted (non-GAAP)	H/I	6.48	6.52	5.70	5.44	4.94	(4) bps		154 bps		6.50	4.70	180 bps
Return on average tangible common equity and return on average tangible common equity, Adjusted:
Average common equity (GAAP)	I	$19,659	$19,460	$19,645	$19,810	$19,768	$199	1%	($109)	(1%)	$19,560	$19,667	($107)	(1%)
Less: Average goodwill (GAAP)		6,882	6,876	6,876	6,876	6,876	6	–	6	–	6,879	6,876	3	–
Less: Average other intangibles (GAAP)		2	–	1	1	2	2	100	–	–	1	2	(1)	(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)		534	531	523	509	496	3	1	38	8	533	488	45	9

Average tangible common equity	J	$13,309	$13,115	$13,291	$13,442	$13,386	$194	1%	($77)	(1%)	$13,213	$13,277	($64)	–%

Return on average tangible common equity	G/J	9.57%	9.68%	8.43%	8.58%	7.30%	(11) bps		227 bps		9.62%	6.96%	266 bps
Return on average tangible common equity, Adjusted (non-GAAP)	H/J	9.57	9.68	8.43	8.02	7.30	(11) bps		227 bps		9.62	6.96	266 bps
Return on average total assets and return on average total assets, Adjusted:
Average total assets (GAAP)	K	$149,878	$148,786	$147,315	$144,399	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	6%
Return on average total assets	E/K	0.85%	0.87%	0.76%	0.82%	0.69%	(2) bps		16 bps		0.86%	0.67%	19 bps
Return on average total assets, Adjusted (non-GAAP)	F/K	0.85	0.87	0.76	0.77	0.69	(2) bps		16 bps		0.86	0.67	19 bps
Return on average total tangible assets and return on average total tangible assets, Adjusted:
Average total assets (GAAP)	K	$149,878	$148,786	$147,315	$144,399	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	6%
Less: Average goodwill (GAAP)		6,882	6,876	6,876	6,876	6,876	6	–	6	–	6,879	6,876	3	–
Less: Average other intangibles (GAAP)		2	–	1	1	2	2	100	–	–	1	2	(1)	(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)		534	531	523	509	496	3	1	38	8	533	488	45	9

Average tangible assets	L	$143,528	$142,441	$140,961	$138,031	$135,797	$1,087	1%	$7,731	6%	$142,988	$134,089	$8,899	7%

Return on average total tangible assets	E/L	0.89%	0.91%	0.79%	0.86%	0.72%	(2) bps		17 bps		0.90%	0.70%	20 bps
Return on average total tangible assets, Adjusted (non-GAAP)	F/L	0.89	0.91	0.79	0.80	0.72	(2) bps		17 bps		0.90	0.70	20 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q17 Change						2017 Change
		2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
							$/bps	%	$/bps	%			$/bps	%
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	505,880,851	509,515,646	511,954,871	518,148,345	529,094,976	(3,634,795)	(1%)	(23,214,125)	(4%)	505,880,851	529,094,976	(23,214,125)	(4%)
Common stockholders’ equity (GAAP)		$19,817	$19,600	$19,499	$19,934	$19,979	$217	1	($162)	(1)	$19,817	$19,979	($162)	(1)
Less: Goodwill (GAAP)		6,887	6,876	6,876	6,876	6,876	11	–	11	–	6,887	6,876	11	–
Less: Other intangible assets (GAAP)		2	–	1	1	2	2	100	–	–	2	2	–	–
Add: Deferred tax liabilities related to goodwill (GAAP)		535	534	532	519	507	1	–	28	6	535	507	28	6

Tangible common equity	N	$13,463	$13,258	$13,154	$13,576	$13,608	$205	2%	($145)	(1%)	$13,463	$13,608	($145)	(1%)

Tangible book value per common share	N/M	$26.61	$26.02	$25.69	$26.20	$25.72	$0.59	2%	$0.89	3%	$26.61	$25.72	$0.89	3%
Net income per average common share - basic and diluted, Adjusted:
Average common shares outstanding - basic (GAAP)	O	506,371,846	509,451,450	512,015,920	519,458,976	528,968,330	(3,079,604)	(1%)	(22,596,484)	(4%)	507,903,141	528,519,489	(20,616,348)	(4%)
Average common shares outstanding - diluted (GAAP)	P	507,414,122	511,348,200	513,897,085	521,122,466	530,365,203	(3,934,078)	(1)	(22,951,081)	(4)	509,362,055	530,396,871	(21,034,816)	(4)
Net income available to common stockholders (GAAP)	G	$318	$313	$282	$290	$243	$5	2	$75	31	$631	$459	$172	37
Net income per average common share - basic (GAAP)	G/O	0.63	0.61	0.55	0.56	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Net income per average common share - diluted (GAAP)	G/P	0.63	0.61	0.55	0.56	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Net income available to common stockholders, Adjusted (non-GAAP)	H	318	313	282	271	243	5	2	75	31	631	459	172	37
Net income per average common share - basic, Adjusted (non-GAAP)	H/O	0.63	0.61	0.55	0.52	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Net income per average common share - diluted, Adjusted (non-GAAP)	H/P	0.63	0.61	0.55	0.52	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 capital (regulatory)		$14,057	$13,941	$13,822	$13,763	$13,768
Less: Change in DTA and other threshold deductions (GAAP)		–	–	–	–	1

Pro forma Basel III fully phased-in common equity tier 1 capital	Q	$14,057	$13,941	$13,822	$13,763	$13,767

Risk-weighted assets (regulatory general risk weight approach)		$125,774	$124,881	$123,857	$121,612	$119,492
Add: Net change in credit and other risk-weighted assets (regulatory)		249	247	244	228	228

Pro forma Basel III standardized approach risk-weighted assets	R	$126,023	$125,128	$124,101	$121,840	$119,720

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]	Q/R	11.2%	11.1%	11.1%	11.3%	11.5%

1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q17 Change						2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17		2Q16		2017	2016	2016
						$	%	$	%			$	%
Other income, Adjusted
Other income (GAAP)	$2	$24	$25	$87	$15	($22)	(92%)	($13)	(87%)	$26	$35	($9)	(26%)
Less: Notable items	–	–	–	67	–	–	–	–	–	–	–	–	–

Other income, Adjusted (non-GAAP)	$2	$24	$25	$20	$15	($22)	(92%)	($13)	(87%)	$26	$35	($9)	(26%)

Salaries and employee benefits, Adjusted:
Salaries and employee benefits (GAAP)	$432	$444	$420	$432	$432	($12)	(3%)	$–	–%	$876	$857	$19	2%
Less: Notable items	–	–	–	11	–	–	–	–	–	–	–	–	–

Salaries and employee benefits, Adjusted (non-GAAP)	$432	$444	$420	$421	$432	($12)	(3%)	$–	–%	$876	$857	$19	2%

Outside services, Adjusted:
Outside services (GAAP)	$96	$91	$98	$102	$86	$5	5%	$10	12%	$187	$177	$10	6%
Less: Notable items	–	–	–	8	–	–	–	–	–	–	–	–	–

Outside services, Adjusted (non-GAAP)	$96	$91	$98	$94	$86	$5	5%	$10	12%	$187	$177	$10	6%

Occupancy, Adjusted:
Occupancy (GAAP)	$79	$82	$77	$78	$76	($3)	(4%)	$3	4%	$161	$152	$9	6%
Less: Notable items	–	–	–	–	–	–	–	–	–	–	–	–	–

Occupancy, Adjusted (non-GAAP)	$79	$82	$77	$78	$76	($3)	(4%)	$3	4%	$161	$152	$9	6%

Equipment expense, Adjusted:
Equipment expense (GAAP)	$64	$67	$69	$65	$64	($3)	(4%)	$–	–%	$131	$129	$2	2%
Less: Notable items	–	–	–	–	–	–	–	–	–	–	–	–	–

Equipment expense, Adjusted (non-GAAP)	$64	$67	$69	$65	$64	($3)	(4%)	$–	–%	$131	$129	$2	2%

Amortization of software, Adjusted:
Amortization of software (GAAP)	$45	$44	$44	$46	$41	$1	2%	$4	10%	$89	$80	$9	11%
Less: Notable items	–	–	–	3	–	–	–	–	–	–	–	–	–

Amortization of software, Adjusted (non-GAAP)	$45	$44	$44	$43	$41	$1	2%	$4	10%	$89	$80	$9	11%

Other operating expense, Adjusted:
Other operating expense (GAAP)	$148	$126	$139	$144	$128	$22	17%	$20	16%	$274	$243	$31	13%
Less: Notable items	–	–	–	14	–	–	–	–	–	–	–	–	–

Other operating expense, Adjusted (non-GAAP)	$148	$126	$139	$130	$128	$22	17%	$20	16%	$274	$243	$31	13%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		THREE MONTHS ENDED JUNE 30,				THREE MONTHS ENDED MAR 31,
		2017				2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$118	$187	$13	$318	$95	$180	$45	$320
Less: Preferred stock dividends		–	–	–	–	–	–	7	7

Net income available to common stockholders	B	$118	$187	$13	$318	$95	$180	$38	$313

Return on average tangible common equity:
Average common equity (GAAP)		$5,519	$5,617	$8,523	$19,659	$5,460	$5,528	$8,472	$19,460
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	–	–
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	531	531

Average tangible common equity	C	$5,519	$5,617	$2,173	$13,309	$5,460	$5,528	$2,127	$13,115

Return on average tangible common equity	B/C	8.57%	13.37%	NM	9.57%	7.06%	13.18%	NM	9.68%
Return on average total tangible assets:
Average total assets (GAAP)		$59,244	$49,731	$40,903	$149,878	$58,660	$49,243	$40,883	$148,786
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	–	–
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	534	534	–	–	531	531

Average tangible assets	D	$59,244	$49,731	$34,553	$143,528	$58,660	$49,243	$34,538	$142,441

Return on average total tangible assets	A/D	0.80%	1.51%	NM	0.89%	0.66%	1.48%	NM	0.91%
Efficiency ratio:
Noninterest expense (GAAP)	E	$644	$192	$28	$864	$647	$190	$17	$854
Net interest income (GAAP)		657	344	25	1,026	638	346	21	1,005
Noninterest income (GAAP)		229	130	11	370	220	134	25	379

Total revenue (GAAP)	F	$886	$474	$36	$1,396	$858	$480	$46	$1,384

Efficiency ratio	E/F	72.64%	40.48%	NM	61.94%	75.41%	39.80%	NM	61.68%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		THREE MONTHS ENDED DEC 31,				THREE MONTHS ENDED SEPT 30,
		2016				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$92	$172	$18	$282	$92	$162	$43	$297
Less: Preferred stock dividends		–	–	–	–	–	–	7	7

Net income available to common stockholders	B	$92	$172	$18	$282	$92	$162	$36	$290

Return on average tangible common equity:
Average common equity (GAAP)		$5,275	$5,278	$9,092	$19,645	$5,190	$5,172	$9,448	$19,810
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1	–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	523	523	–	–	509	509

Average tangible common equity	C	$5,275	$5,278	$2,738	$13,291	$5,190	$5,172	$3,080	$13,442

Return on average tangible common equity	B/C	6.97%	12.94%	NM	8.43%	7.04%	12.50%	NM	8.58%
Return on average total tangible assets:
Average total assets (GAAP)		$58,066	$48,024	$41,225	$147,315	$56,689	$47,902	$39,808	$144,399
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1	–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	523	523	–	–	509	509

Average tangible assets	D	$58,066	$48,024	$34,871	$140,961	$56,689	$47,902	$33,440	$138,031

Return on average total tangible assets	A/D	0.63%	1.42%	NM	0.79%	0.64%	1.35%	NM	0.86%
Efficiency ratio:
Noninterest expense (GAAP)	E	$649	$187	$11	$847	$650	$181	$36	$867
Net interest income (GAAP)		639	347	–	986	621	327	(3)	945
Noninterest income (GAAP)		227	122	28	377	229	123	83	435

Total revenue (GAAP)	F	$866	$469	$28	$1,363	$850	$450	$80	$1,380

Efficiency ratio	E/F	74.90%	39.83%	NM	62.18%	76.46%	40.21%	NM	62.88%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		THREE MONTHS ENDED JUNE 30,
		2016
		Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$90	$164	($11)	$243
Less: Preferred stock dividends		–	–	–	–

Net income available to common stockholders	B	$90	$164	($11)	$243

Return on average tangible common equity:
Average common equity (GAAP)		$5,110	$5,040	$9,618	$19,768
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	496	496

Average tangible common equity	C	$5,110	$5,040	$3,236	$13,386

Return on average tangible common equity	B/C	7.09%	13.04%	NM	7.30%
Return on average total tangible assets:
Average total assets (GAAP)		$55,660	$47,388	$39,131	$142,179
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	496	496

Average tangible assets	D	$55,660	$47,388	$32,749	$135,797

Return on average total tangible assets	A/D	0.65%	1.39%	NM	0.72%
Efficiency ratio:
Noninterest expense (GAAP)	E	$632	$186	$9	$827
Net interest income (GAAP)		602	314	7	923
Noninterest income (GAAP)		219	122	14	355

Total revenue (GAAP)	F	$821	$436	$21	$1,278

Efficiency ratio	E/F	76.98%	42.88%	NM	64.71%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2017				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$213	$367	$58	$638	$161	$297	$8	$466
Less: Preferred stock dividends		–	–	7	7	–	–	7	7

Net income available to common stockholders	B	$213	$367	$51	$631	$161	$297	$1	$459

Return on average tangible common equity:
Average common equity (GAAP)		$5,490	$5,573	$8,497	$19,560	$5,099	$4,915	$9,653	$19,667
Less: Average goodwill (GAAP)		–	–	6,879	6,879	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	533	533	–	–	488	488

Average tangible common equity	C	$5,490	$5,573	$2,150	$13,213	$5,099	$4,915	$3,263	$13,277

Return on average tangible common equity	B/C	7.83%	13.28%	NM	9.62%	6.34%	12.14%	NM	6.96%
Return on average total tangible assets:
Average total assets (GAAP)		$58,954	$49,488	$40,893	$149,335	$55,388	$46,346	$38,745	$140,479
Less: Average goodwill (GAAP)		–	–	6,879	6,879	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	533	533	–	–	488	488

Average tangible assets	D	$58,954	$49,488	$34,546	$142,988	$55,388	$46,346	$32,355	$134,089

Return on average total tangible assets	A/D	0.73%	1.50%	NM	0.90%	0.58%	1.29%	NM	0.70%
Efficiency ratio:
Noninterest expense (GAAP)	E	$1,291	$382	$45	$1,718	$1,248	$373	$17	$1,638
Net interest income (GAAP)		1,295	690	46	2,031	1,183	614	30	1,827
Noninterest income (GAAP)		449	264	36	749	427	221	37	685

Total revenue (GAAP)	F	$1,744	$954	$82	$2,780	$1,610	$835	$67	$2,512

Efficiency ratio	E/F	74.00%	40.14%	NM	61.81%	77.52%	44.73%	NM	65.18%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS							FOR THE SIX MONTHS ENDED JUNE 30,
					2Q17 Change						2017 Change
		2Q17	1Q17	2Q16	1Q17		2Q16		2017	2016	2016
					$/bps	%	$/bps	%			$/bps	%
Noninterest income, Underlying:
Noninterest income (GAAP)		$370	$379	$355	($9)	(2%)	$15	4%	$749	$685	$64	9%
Less: Lease impairment credit-related costs		(11)	–	–	(11)	(100)	(11)	(100)	(11)	–	(11)	(100)

Noninterest income, Underlying (non-GAAP)		$381	$379	$355	$2	1%	$26	7%	$760	$685	$75	11%

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,396	$1,384	$1,278	$12	1%	$118	9%	$2,780	$2,512	$268	11%
Less: Lease impairment credit-related costs		(11)	–	–	(11)	(100)	(11)	(100)	(11)	–	(11)	(100)

Total revenue, Underlying (non-GAAP)	B	$1,407	$1,384	$1,278	$23	2%	$129	10%	$2,791	$2,512	$279	11%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$864	$854	$827	$10	1%	$37	4%	$1,718	$1,638	$80	5%
Less: Lease impairment credit-related costs		15	–	–	15	100	15	100	15	–	15	100

Noninterest expense, Underlying (non-GAAP)	D	$849	$854	$827	($5)	(1%)	$22	3%	$1,703	$1,638	$65	4%

Pre-provision profit, Underlying
Pre-provision profit (GAAP)		$532	$530	$451	$2	–%	$81	18%	$1,062	$874	$188	22%
Less: Lease impairment Credit-related costs		(26)	–	–	(26)	(100)	(26)	(100)	(26)	–	(26)	(100)

Pre-provision profit, Underlying (non-GAAP)		$558	$530	$451	$28	5%	$107	24%	$1,088	$874	$214	24%

Total credit-related costs, Underlying:
Provision for credit losses (GAAP)		$70	$96	$90	($26)	(27%)	($20)	(22%)	$166	$181	($15)	(8%)
Add: Lease impairment credit-related costs		26	–	–	26	NM	26	NM	26	–	26	NM

Total credit-related costs, Underlying (non-GAAP)		$96	$96	$90	$–	–%	$6	7%	$192	$181	$11	6%

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$462	$434	$361	$28	6%	$101	28%	$896	$693	$203	29%
Income tax expense and effective income tax rate, Underlying:
Income tax expense (GAAP)	F	$144	$114	$118	$30	26%	$26	22%	$258	$227	$31	14%
Less: Settlement of certain state tax matters		–	(23)	–	23	100	–	–	(23)	–	(23)	(100)

Income tax expense, Underlying (non-GAAP)	G	$144	$137	$118	$7	5%	$26	22%	$281	$227	$54	24%

Effective income tax rate (GAAP)	F/E	31.13%	26.36%	32.61%	477 bps		(148) bps		28.28%	32.73%	(391) bps
Effective income tax rate, Underlying (non-GAAP)	G/E	31.13	31.56	32.61	(43) bps		(148) bps		31.34	32.73	(139) bps
Net income, Underlying:
Net income (GAAP)	H	$318	$320	$243	($2)	(1%)	$75	31%	$638	$466	$172	37%
Less: Settlement of certain state tax matters		–	23	–	(23)	(100)	–	–	23	–	23	100

Net income, Underlying (non-GAAP)	I	$318	$297	$243	$21	7%	$75	31%	$615	$466	$149	32%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	J	$318	$313	$243	$5	2%	$75	31%	$631	$459	$172	37%
Less: Settlement of certain state tax matters		–	23	–	(23)	(100)	–	–	23	–	23	100

Net income available to common stockholders, Underlying (non-GAAP)	K	$318	$290	$243	$28	10%	$75	31%	$608	$459	$149	32%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS							FOR THE SIX MONTHS ENDED JUNE 30,
					2Q17 Change						2017 Change
		2Q17	1Q17	2Q16	1Q17		2Q16		2017	2016	2016
					$/bps	%	$/bps	%			$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,396	$1,384	$1,278	$12	0.87%	$118	9.23%	$2,780	$2,512	$268	10.67%
Less: Noninterest expense (GAAP)	C	864	854	827	10	1.17	37	4.47	1,718	1,638	80	4.88

Operating leverage						(0.30%)		4.76%				5.79%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,407	$1,384	$1,278	$23	1.66%	$129	10.09%	$2,791	$2,512	$279	11.11%
Less: Noninterest expense, Underlying (non-GAAP)	D	849	854	827	(5)	(0.59)	22	2.66	1,703	1,638	65	3.97

Operating leverage, Underlying (non-GAAP)						2.25%		7.43%				7.14%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	61.94%	61.68%	64.71%	26 bps		(277) bps		61.81%	65.18%	(337) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	60.36	61.68	64.71	(132) bps		(435) bps		61.02	65.18	(416) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	L	$19,659	$19,460	$19,768	$199	1%	($109)	(1%)	$19,560	$19,667	($107)	(1%)
Return on average common equity	J/L	6.48%	6.52%	4.94%	(4) bps		154 bps		6.50%	4.70%	180 bps
Return on average common equity, Underlying (non-GAAP)	K/L	6.48	6.05	4.94	43 bps		154 bps		6.27	4.70	157 bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	L	$19,659	$19,460	$19,768	$199	1%	($109)	(1%)	$19,560	$19,667	($107)	(1%)
Less: Average goodwill (GAAP)		6,882	6,876	6,876	6	–	6	–	6,879	6,876	3	–
Less: Average other intangibles (GAAP)		2	–	2	2	100	–	–	1	2	(1)	(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)		534	531	496	3	1	38	8	533	488	45	9

Average tangible common equity	M	$13,309	$13,115	$13,386	$194	1%	($77)	(1%)	$13,213	$13,277	($64)	–%

Return on average tangible common equity	J/M	9.57%	9.68%	7.30%	(11) bps		227 bps		9.62%	6.96%	266 bps
Return on average tangible common equity, Underlying (non-GAAP)	K/M	9.57	8.98	7.30	59 bps		227 bps		9.28	6.96	232 bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	N	$149,878	$148,786	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	1%
Return on average total assets	H/N	0.85%	0.87%	0.69%	(2) bps		16 bps		0.86%	0.67%	19 bps
Return on average total assets, Underlying (non-GAAP)	I/N	0.85	0.81	0.69	4 bps		16 bps		0.83	0.67	16 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS							FOR THE SIX MONTHS ENDED JUNE 30,
					2Q17 Change						2017 Change
		2Q17	1Q17	2Q16	1Q17		2Q16		2017	2016	2016
					$/bps	%	$/bps	%			$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	N	$149,878	$148,786	$142,179	$1,092	1%	$7,699	5%	$149,335	$140,479	$8,856	6%
Less: Average goodwill (GAAP)		6,882	6,876	6,876	6	–	6	–	6,879	6,876	3	–
Less: Average other intangibles (GAAP)		2	–	2	2	100	–	–	1	2	(1)	(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)		534	531	496	3	1	38	8	533	488	45	9

Average tangible assets	O	$143,528	$142,441	$135,797	$1,087	1%	$7,731	6%	$142,988	$134,089	$8,899	7%

Return on average total tangible assets	H/O	0.89%	0.91%	0.72%	(2) bps		17 bps		0.90%	0.70%	20 bps
Return on average total tangible assets, Underlying (non-GAAP)	I/O	0.89	0.85	0.72	4 bps		17 bps		0.87	0.70	17 bps
Net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	P	506,371,846	509,451,450	528,968,330	(3,079,604)	(1%)	(22,596,484)	(4%)	507,903,141	528,519,489	(20,616,348)	(4%)
Average common shares outstanding - diluted (GAAP)	Q	507,414,122	511,348,200	530,365,203	(3,934,078)	(1)	(22,951,081)	(4)	509,362,055	530,396,871	(21,034,816)	(4)
Net income available to common stockholders (GAAP)	J	$318	$313	$243	$5	2	$75	31	$631	$459	$172	37
Net income per average common share - basic (GAAP)	J/P	0.63	0.61	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Net income per average common share - diluted (GAAP)	J/Q	0.63	0.61	0.46	0.02	3	0.17	37	1.24	0.87	0.37	43
Net income available to common stockholders, Underlying (non-GAAP)	K	318	290	243	28	10	75	31	608	459	149	32
Net income per average common share - basic, Underlying (non-GAAP)	K/P	0.63	0.57	0.46	0.06	11	0.17	37	1.20	0.87	0.33	38
Net income per average common share - diluted, Underlying (non-GAAP)	K/Q	0.63	0.57	0.46	0.06	11	0.17	37	1.19	0.87	0.32	37